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                                                                   EXHIBIT 10.39

          AMENDMENT dated as of June 26, 1995 to the MORTGAGE LOAN PURCHASE AGREEMENT, by and between Sutter Mortgage Corporation DBA Parkside Financial ("Seller") and Paine Webber Real Estate Securities Inc. ("Purchaser") dated as of June 3, 1994 (the "Purchase Agreement").

          WHEREAS, Buyer and Seller have entered into the Purchase Agreement to engage in transactions under Purchaser's "Cash Window Purchase Program"; and

          WHEREAS, Buyer and Seller desire to amend the Purchase Agreement.

          NOW, THEREFORE, in consideration of the mutual promises set forth herein and intending to be legally bound hereby, and for other good and valuable consideration, the parties hereto agree as follows:

          1. The definition of the term "Assignee" of the Purchase Agreement is amended in its entirety to read as follows:

               "Assignee": The Chase Manhattan Bank, National Association, as agent for certain beneficiaries pursuant to certain Repurchase Transaction Tri-Party Custody Agreements."

          2. Paragraph 2 of the Purchase Agreement is amended by adding after the definition of "Custodial Agreement" the following:

               "Custodial Fee": With respect to each Mortgage Loan, the amount set forth on the related Funding Confirmation as the "Custodial Fee".


          3. The definition of the term "Custodian" of the Purchase Agreement is amended in its entirety to read as follows:

                "Custodian." The Chase Manhattan Bank, National Association and its permitted successors hereunder.

          4. The definition of the term "Performance Fee" of the Purchase Agreement is amended in its entirety to read as follows:

               "With respect to each Mortgage Loan, an amount equal to the Discount less the Custodial Fee, plus the Yield Compensation Adjustment plus or minus any other adjustments permitted hereunder, which amount shall be payable to Seller by Purchaser as compensation to Seller for its services hereunder."

          5. This Amendment shall become effective as of the date first set forth above.
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          6.   The Purchase Agreement shall remain in full force and effect in its original form when this Amendment shall become effective except as the Purchase Agreement is specifically amended by the terms of this Amendment.

          7. Any reference to the Purchase Agreement made hereafter by any party hereto shall be to the Purchase Agreement as amended by this Agreement. Any reference in the Purchase Agreement to "this Agreement," "herein" or "hereof," or words of like effect, shall be deemed to refer to the Purchase Agreement as so amended.

          8. This Amendment shall be construed in accordance with the internal laws of the State of New York applicable to agreements made to be performed in the State of New York.

          9. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

          10. Initially capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.


          IN WITNESS WHEREOF, the parties hereto caused this Amendment to be executed by their respective duly authorized officers as of the date first set forth above.


                         SUTTER MORTGAGE CORPORATION DBA PARKSIDE FINANCIAL


                         By: /s/ RONALD MORCK
                            -------------------------------

                         Name: Ronald Morck
                              -----------------------------

                         Title: President
                               ----------------------------


                         PAINE WEBBER REAL ESTATE SECURITIES INC.


                         By: /s/ AL MARRAPODI
                            -------------------------------

                         Name: Al Marrapodi

                         Title: Managing Director